UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 21, 2011

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-4141 (Commission File Number)	13-1890974 (IRS Employer Identification No.)

Two Paragon Drive Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 573-9700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On September 21, 2011, The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) and certain of its U.S. subsidiaries, each as a borrower, entered into a Second Amendment (the “Second Amendment to the DIP Credit Agreement”) with the Agent (as defined below) and the Lenders (as defined below), to amend its Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement (as amended or modified from time to time, the “DIP Credit Agreement”), dated as of January 13, 2011, and as amended by the First Amendment dated as of July 8, 2011, by and among the Company, its subsidiaries that are borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacities, the “Agent”) and the lenders from time to time party thereto (collectively, the “Lenders”).

Pursuant to the terms of the Second Amendment to the DIP Credit Agreement, among other things, it amends the covenants regarding Minimum Excess Availability and Minimum Cumulative EBITDA (as such terms are defined in the DIP Credit Agreement).  The Second Amendment to the DIP Credit Agreement changes the measurement intervals for Minimum Excess Availability requirements and reduces its Minimum Cumulative EBITDA requirements to have them measured beginning with respect to the period ending December 31, 2011 rather than prior to such time as required by the DIP Credit Agreement, provided that if the Company has filed a plan of reorganization reasonably satisfactory to the DIP Lenders prior to December 31, 2011, then the measurement period for the Minimum Cumulative EBITDA covenant will be measured beginning on February 25, 2012.

The above summary of the material terms of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Second Amendment.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Second Amendment, dated as of September 21, 2011, to Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement, dated as of January 13, 2011,  among the Company, the Company’s certain subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
Date: September 23, 2011	By:	/s/ Christopher W. McGarry
	Name:	Christopher W. McGarry
	Title:	Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Second Amendment, dated as of September 21, 2011, to Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement, dated as of January 13, 2011,  among the Company, the Company’s certain subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent.